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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Summary Consolidated Financial Information," "Selected Consolidated Financial Information" and "Experts" and to the use of our report dated November 8, 1998,
in the Registration Statement (Form F-3 No. 333-          ) and related
Prospectus of Amdocs Limited for the registration of 20,700,000 shares of its ordinary shares.

St. Louis, Missouri                                        /s/ ERNST & YOUNG LLP
September 7, 1999